UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

FORTE BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38052	26-1243872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Pegasus Park Dr. Building 6 Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 618-6994

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FBRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On November 14, 2022, Forte Biosciences, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended September 30, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report under Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On November 10, 2022, the Board of Directors (the “Board) of the Company, upon recommendation of the Nominating and Governance Committee of the Board, appointed Scott Brun, M.D. to the Board, effective November 10, 2022. Dr. Brun will serve as a Class II director, with a term expiring at the annual meeting of stockholders to be held in 2025. In addition, the Board appointed Dr. Brun as a member of the Compensation Committee of the Board.

Dr. Brun, 54, is currently President at Gold Mast Consulting, LLC, an advisory firm he founded to provide technical advice and strategic guidance related to biopharmaceutical research and development, pipeline portfolio management, commercialization of new therapeutics and strategic communications related to R&D activities. Dr. Brun is also a Senior Advisor to the business development team at Horizon Therapeutics plc (Nasdaq: HZNP), a Venture Partner at Abingworth LLP, and a Senior Medical Advisor at Launch Therapeutics. Prior to his current roles, Dr. Brun had two decades of experience in various leadership roles at AbbVie, Inc., including 15 years at the predecessor company, Abbott Laboratories. He was most recently Vice President of Scientific Affairs and Head of AbbVie Ventures, a corporate venture fund responsible for investment opportunities within AbbVie’s R&D therapeutic areas as well as technology platforms of interest from March 2016 to March 2019. Previously, Dr. Brun served as Vice President and Head of Pharmaceutical Development at AbbVie from November 2012 to March 2016. Prior to joining AbbVie, Dr. Brun spent over 15 years at Abbott Laboratories, where he held positions of increasing leadership responsibility in drug development within the R&D organization. Dr. Brun is a member of the board of directors of Cabaletta Bio, Inc. (Nasdaq: CABA), a biopharmaceutical company. Dr. Brun is also a member of the board of directors of Axial Biotherapeutics, Inc. and Trishula Therapeutics, Inc., both private, clinical-stage biopharmaceutical companies. Dr. Brun received his B.S. in Biochemistry from the University of Illinois at Urbana-Champaign and earned his M.D. from the Johns Hopkins University School of Medicine. He completed his residency in ophthalmology at the Massachusetts Eye and Ear Infirmary, Harvard Medical School.

Dr. Brun will be compensated in accordance with the Company’s amended and restated non-employee director compensation policy (the “Policy”). Pursuant to the Policy, Dr. Brun will be entitled to receive $40,000 per year for service as a member of the Board and $6,000 per year for service as a member of the Compensation Committee, each paid quarterly in arrears on a pro-rata basis.

In connection with his appointment to the Board as a non-employee director and pursuant to the Company’s 2021 Equity Incentive Plan and the Policy, Dr. Brun also automatically received a stock option for 50,000 shares of Common Stock of the Company, which will vest in equal monthly installments over a three year period such that the option is fully vested on the third anniversary of the date of grant, subject to Dr. Brun’s continued service on the Board through each applicable vesting date.

Dr. Brun has entered into the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 of the Company’s Registration Statement on Form S-1 (File No. 333-216574), as amended, originally filed on March 9, 2017.

There is no arrangement or understanding between Dr. Brun and any other persons pursuant to which Dr. Brun was elected as a director. There are no family relationships between Dr. Brun and any of the Company’s directors or executive officers.

Board Committees

In connection with the appointment of Dr. Brun to the Board, the Board approved reconfiguration of the Board committees such that they are comprised as follows, in each case effective as of November 10, 2022: (i) the Compensation Committee is comprised of Steven Kornfeld (Chair), Stephen K. Doberstein, Lawrence Eichenfield and Dr. Brun, (ii) the Nominating and Corporate Governance Committee is comprised of Mr. Kornfeld (Chair), Barbara K. Finck, and Donald A. Williams, and (iii) the Audit Committee continues to consist of Mr. Williams (Chair), Mr. Kornfeld and Patricia Walker.

Item 7.01.	Regulation FD Disclosure.

On November 14, 2022, the Company issued a press release announcing the appointment of Dr. Brun as a director. A copy of the press release is furnished herewith as Exhibit 99.2.

The information furnished in this Current Report under Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

99.1	Press Release dated November 14, 2022 announcing the Company’s financial results for the period ended September 30, 2022

99.2	Press Release dated November 14, 2022 announcing the appointment of Scott Brun to the board of directors

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTE BIOSCIENCES, INC.

Date: November 14, 2022	By:	/s/ Antony Riley
Antony Riley
Chief Financial Officer